UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

(Name of Registrant as Specified in its Charter)
_______________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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633 Seventeenth Street, Suite 2320
Denver, Colorado 80202
(303) 296-3076
_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday, September 25, 2013
_______________________
Dear Stockholder,

We are pleased to invite you to attend the Annual Meeting of Stockholders of Earthstone Energy, Inc. (“Earthstone”), which will be held at 2:00 p.m. MDT on Wednesday, September 25, 2013, at 621 Seventeenth Street, Suite 1120, Denver, Colorado 80202, and any postponements or adjournments thereof (the “Annual Meeting”). The primary business of the Annual Meeting will be:

1.	To elect Ray Singleton to the Board of Directors of Earthstone Energy, Inc. to serve a term of three years as a Class I Director;
2.	To ratify the appointment of EKS&H, LLLP as the independent registered public accounting firm for Earthstone Energy, Inc. for the current fiscal year;
3.	To approve, on an advisory basis, the compensation of Earthstone’s named executive officers as disclosed in the accompanying Proxy Statement;
4.	To determine, on an advisory basis, the frequency of future advisory votes on the compensation of the Earthstone’s named executive officers; and
5.	To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.
The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only Stockholders of record at the close of business on July 31, 2013, the record date fixed by the Board, are entitled to notice of, and to vote at, the Annual Meeting and at any postponements or adjournments thereof.
This Notice, the accompanying Proxy Statement and our 2013 Annual Report are available on the Internet at www.EarthstoneEnergy.com/2013_Meeting.php. Additionally, and in accordance with the U.S. Securities and Exchange Commission rules, you may access these materials at the above website in accordance with a notice of the availability of proxy materials. All Stockholders who wish to receive a paper copy of the proxy materials by mail for voting shares must request such materials by calling (877) 271-0548. There is no charge to you for requesting a copy. Please make your request for a copy on or before August 26, 2013 to facilitate timely delivery.
Your vote is important. All Stockholders are cordially invited to attend the meeting. Whether or not you plan to attend the annual meeting, we hope that you will vote as soon as possible. You may also choose to vote by Proxy over the Internet or, if you receive paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the Proxy Card or the provided voting instructions.

Sincerely,
July 26, 2013	/s/ Ray Singleton
Denver, Colorado	Ray Singleton
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, SEPTEMBER 25, 2013

This notice, the accompanying Proxy Statement and our Annual Report to Stockholders for the fiscal year ended March 31, 2013, are available on our website: www.EarthstoneEnergy.com/2013_Meeting.php.

TABLE OF CONTENTS
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS	1
Security Ownership of Directors and Officers	3
PROPOSALS AND BOARD RECOMMENDATION	3
Votes Required	3
SOLICITATION OF PROXIES	4
ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK	4
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS	4
HOW TO VOTE	5
How to Vote Your Shares Without Attending the Annual Meeting in Person	5
How to Vote Your Shares By Attending the Annual Meeting in Person	5
Revocation of Proxy	5
How to Change Your Vote	5
How Proxies Will Be Voted	5
Stockholders with the Same Last Name and Address	6
Vote Confidentiality	6
Interest of Certain Persons in Matters to Be Acted Upon	6
PROPOSAL NO. 1 - ELECTION OF DIRECTOR	7
Nominee	7
Required Vote; Recommendation of the Board	7
Continuing Members of the Board	8
THE BOARD OF DIRECTORS AND ITS COMMITTEES	9
General	9
Board Independence	9
Board Leadership and Risk Oversight	9
Committees of the Board	10
Director Qualifications and Nomination Process	10
Code of Business Conduct and Ethics	11
Director Compensation	12
EXECUTIVE COMPENSATION	13
General	13
Executive Officers	13
Compensation Components	13
Summary Compensation Table	14
Financial Consulting Agreement	15
Performance Bonus Plan	15
Oil and Gas Incentive Compensation Plan	16
401(k) Plan	16
Potential Payments upon Termination or Change of Control	16
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT	16
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	16
PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNING FIRM	17
Required Vote; Recommendation of the Board	17
Auditor Fees	17
Pre-Approval Policy and Procedures	17
Report of the Audit Committee	17
PROPOSAL NO. 3 - ADVISORY VOTE ON EXECUTIVE COMPENSATION	18
PROPOSAL NO. 4 - FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION	18
STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING	19
ADDITIONAL STOCKHOLDER INFORMATION	19
Annual Report	19
Other Business	19

633 Seventeenth Street, Suite 2320
Denver, Colorado 80202
(303) 296-3076
_______________________

STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To be held on Wednesday September 25, 2013
_______________________

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished by the Board of Directors of Earthstone Energy, Inc. (“Earthstone”) to holders of shares of Earthstone’s Common Stock, in connection with the solicitation by the Board of Directors (the “Board”) of proxies to be voted at the Annual Meeting of Stockholders of Earthstone to be held at 2:00 p.m. MDT on Wednesday, September 25, 2013, at 621 Seventeenth Street, Suite 1120 Denver, Colorado 80202, or at any postponements or adjournments thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement. Similar instructions are included on the enclosed Proxy Card. This Proxy Statement is available on the Internet at www.EarthstoneEnergy.com/2013_Meeting.php.

A notice of Internet availability as well as information for voting related to the Annual Meeting will be mailed to existing Stockholders as of the record date no later than August 5, 2013. This Proxy Statement and our Annual Report will be made available to Stockholders on our website on August 26, 2013.

Record Date – The Board has fixed the close of business on July 31, 2013, as the Record Date for the purpose of determining Stockholders of Earthstone entitled to notice of and to vote at the Annual Meeting (the “Record Date”). At the close of business on the Record Date, Earthstone will have had 1,732,250 outstanding shares of Common Stock and no outstanding shares of preferred stock.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

As set forth below, on the Record Date members of Earthstone’s Directors and officers are the record and beneficial owners of a total of 493,991 shares (approximately 28%) of Earthstone’s outstanding Common Stock. It is management’s intention to vote all of its shares in favor of each matter to be considered by the Stockholders.

Beneficial ownership is determined in accordance with the rules of the U.S. Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and except for community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of the Common Stock shown as beneficially owned by them. The percentage of beneficial ownership for the table below is based on the shares of Common Stock outstanding as of the Record Date.

Based solely upon a review of ownership filings made with the SEC, we are not aware of any beneficial owners of more than 5% of our Common Stock as of the Record Date other than Mr. Ray Singleton, Chairman of the Board, President and Chief Executive Officer of the Company. Mr. Singleton is included in the table below.

Security Ownership of Directors and Officers – The following table contains information about the beneficial ownership of the Common Stock as of July 31, 2013 by:

●	each of our Directors, including the Board’s nominee for re-election;

●	each executive officer named in the Summary Compensation Table; and

●	all Directors and current executive officers as a group.

Name of Beneficial Owner ¹	Amount and Nature of Beneficial Ownership ²		Percent of Class (%) ³

Ray Singleton	452,282		26%
Jim Poage	—		—
Paul D. Maniscalco	—		—
Richard Rodgers	14,259	4	1%
Monroe Robertson	21,005	4	1%
Andrew Calerich	6,445	4	*

Total for all officers and Directors (six individuals)	493,991		28%

*	The percentage of Common Stock beneficially owned is less than 1%.

1	The address of each of these persons is c/o Earthstone Energy, Inc., 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202.

2	Adjusted for the 1-for-10 reverse stock split that occurred in January 2011.

3	Based on 1,732,250 shares of Common Stock outstanding at the close of business on July 31, 2013.

4
Share ownership includes a total of 11,860 shares of restricted stock subject to vesting. The aggregate number of restricted stock awards outstanding and subject to vesting at July 31, 2013, for each non-employee director was as follows: Robertson – 3,892 shares; Rodgers – 3,892; and Calerich – 4,076. Amounts include the 2,175 votable shares of Restricted Stock granted to each Director on April 1, 2013. While restricted, such shares are subject to restrictions on the sale of such shares, which lapse in equal annual installments over a three-year period for each grant and are subject to forfeiture. Each has the power to vote such shares.

PROPOSALS AND BOARD RECOMMENDATION

At the Annual Meeting of Stockholders, we will consider and act on the following items of business:

Proposal No. 1 - Election of Director. Stockholders will be asked to elect Ray Singleton as a Class I Director of Earthstone. If Proposal No. 1 is approved, the Director elected to Class I would serve a term of three years expiring at the Annual Meeting of Stockholders in 2016.

Proposal No. 2 - Ratification of Appointment of Auditors. Stockholders will be asked to ratify the appointment of EKS&H, LLLP as our independent registered public accounting firm for the current fiscal year.

Proposal No. 3 - Advisory Vote to Approve Executive Compensation. Shareholders will be asked to approve, on an advisory basis, the compensation of our executive officers who are named in the Summary Compensation Table as set forth in this Proxy Statement.

Proposal No. 4 - Advisory Vote to Determine Frequency of Voting on Executive Compensation. Shareholders will be asked to determine, on an advisory basis, the frequency of future advisory votes on the compensation of Earthstone’s named executive officers.

We are not aware of any other matter that may be brought before the meeting. However, if other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment.

For the reasons set forth in more detail later in the Proxy Statement, the Board of Directors recommends a vote FOR the election of said director (Proposal No. 1), FOR the ratification of the appointment of EKS&H, LLLP as our independent registered public accounting firm for fiscal year 2014 (Proposal No. 2), FOR approval, on an advisory basis, of the compensation of our named executive officers as set forth in this Proxy Statement (Proposal No. 3), and FOR the frequency of  “EVERY 3 YEARS” to hold future advisory votes on the compensation of our named executive officers (Proposal No. 4).

Votes Required

Under the State of Delaware Corporation Law and the Bylaws of Earthstone Energy, Inc., a majority of the shares of Common Stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Proxies that are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting. Holders of Common Stock are entitled to one vote for each share held. There is no cumulative voting.

The Director standing for election (Proposal No. 1) must be elected by a plurality of the votes cast, meaning that the number of votes cast “for” said director must exceed the number of votes cast “for” any other person in order for such director to be elected. Abstentions will not be counted as votes cast for or against the director and broker non-votes will have no effect on this proposal. The ratification of the appointment of Earthstone’s independent registered public accounting firm (Proposal No. 2) must be approved by the holders of a majority of the shares of Common Stock present in person or by proxy and entitled to vote.

The other matters submitted for Stockholder approval at the Annual Meeting will be decided by the affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote on the subject matter.

SOLICITATION OF PROXIES

The accompanying Proxy is solicited on behalf of Earthstone by its Board of Directors. Broadridge Financial Solutions, Inc. has been retained to assist in the solicitation of proxies for a fee of approximately $8,000. The cost of solicitation will be borne by Earthstone. Following the availability of the proxies and soliciting materials, Directors, officers and employees of Earthstone may solicit proxies by mail, telephone, facsimile, email or other reasonable means. Earthstone may request brokers, custodians, nominees and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of Earthstone and to request authority for the exercise of proxies. In such cases, Earthstone will reimburse such holders for their reasonable expenses.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF EARTHSTONE, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “Beneficial Stockholders”) should note that only proxies submitted by Stockholders whose names appear on the records of Earthstone as the registered holders of shares of Common Stock can be recognized and acted upon at our annual meeting. If shares of Common Stock are listed in an account statement provided to a Stockholder by a broker, then in almost all cases those shares of Common Stock will not be registered in the Stockholder’s name on the records of Earthstone and are most likely registered under the names of the Stockholder’s broker or an agent of that broker.

In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial Stockholders should ensure that instructions respecting the voting of their shares of Common Stock with respect to the election of Directors are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from Beneficial Stockholders in advance of Stockholders’ meetings, unless the Beneficial Stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Stockholders in order to ensure that their shares of Common Stock are voted at our annual meeting. The Form of Proxy supplied to a Beneficial Stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered Stockholders by Earthstone. However, its purpose is limited to instructing the registered Stockholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Stockholder.

The majority of brokers will delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”). Upon request, Broadridge will mail the Proxy materials to the Beneficial Stockholders with instructions to the Beneficial Stockholders to return the Voter Information Form (“VIF”) to Broadridge. Broadridge will tally the results of all instructions received and provide appropriate instructions respecting the voting of shares to be represented at our annual meeting via omnibus proxy from the underlying brokerage. A Beneficial Stockholder receiving a Broadridge Voter Information Form cannot use that VIF to vote shares of Common Stock directly at Earthstone’s Annual Meeting of Stockholders: the VIF must be returned to Broadridge by September 25, 2013 in order to have the shares of Common Stock voted.

Alternatively, a Beneficial Stockholder may request in writing that his or her broker send to the Beneficial Stockholder a legal Proxy card which would enable the Beneficial Stockholder to attend Earthstone’s Annual Meeting of Stockholders and vote his or her shares of Common Stock at the Annual Meeting.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Earthstone is pleased to be using the SEC rule that allows companies to furnish their proxy materials over the Internet. As a result, Earthstone is mailing to the majority of its Stockholders a notice about the Internet availability of the proxy materials instead of mailing a paper copy of the proxy materials. All Stockholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found on the notice. See below for details.

The notice that you receive in the mail will come in one of two forms, depending on how you hold your shares of Earthstone. If your shares are held in a brokerage account, or by a trustee or other nominee, you are considered the "beneficial owner" of those shares and you will receive a document titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS" for the annual meeting of Stockholders to be held on September 25, 2013, from your broker. If your shares are registered directly in your name with our transfer agent, you are considered the "Stockholder of record" and you will receive a document from our transfer agent, Issuer Direct Corporation, titled "IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS." In either case, instructions on how to access the proxy materials over the Internet and to request paper copies may be found on the notice. Our proxy materials may also be accessed on our website: www.EarthstoneEnergy.com/2013_Meeting.php.

HOW TO VOTE

How to Vote Your Shares Without Attending the Annual Meeting in Person – Whether you hold shares directly as a Stockholder of record, or beneficially in "street name," you may direct how your shares are voted without attending the annual meeting. If you are a Stockholder of record, you may vote by submitting a Proxy; and if you hold your shares beneficially in street name, you may vote by submitting voting instructions to your broker, trustee, or nominee. There are two ways to vote by Proxy and voting instruction card:

● By Internet – Stockholders who received a notice about the Internet availability of the proxy materials may submit their Proxy over the Internet by following the instructions on the notice. Stockholders who have received a paper copy of a Proxy Card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the Proxy Card or voting instruction card.

● By Mail – Stockholders who have received a paper copy of a Proxy Card or voting instruction card by mail may submit proxies by completing, signing, and dating their Proxy Card or voting instruction Card and mailing it in the accompanying pre-addressed envelope.

If you provide specific voting instructions, your shares will be voted as you instruct. If you hold your shares directly and you sign the Proxy Card but do not provide instructions or if you do not make specific Internet voting choices, your shares will be voted "FOR" the election of the Class I Director nominee,  "FOR" the ratification of the appointment of EKS&H, LLLP ("EKS&H") as our independent registered public accounting firm for the year ending March 31, 2014, “FOR” approval, on an advisory basis, of the compensation of our named executive officers, and selection of “3 Years” as frequency to hold future advisory votes on the compensation of our named executive officers.

If you sign the Proxy Card of your broker, trustee, or other nominee, but do not provide instructions, or if you do not make specific Internet voting choices, your shares will not be voted unless your broker, trustee, or other nominee has discretionary authority to vote. When a broker, trustee, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have authority to vote in the absence of timely instructions from the beneficial owner, this is referred to as a "broker non-vote." Brokers who are members of the NYSE have discretionary authority to vote the shares of a beneficial owner in the ratification of EKS&H as our independent registered public accounting firm, but such brokers are not empowered to vote for the election of the Class I Director or on executive compensation matters in the absence of specific instructions from the beneficial owner.

How to Vote Your Shares by Attending the Annual Meeting in Person – Shares held in your name as the Stockholder of record may be voted in person at the annual meeting. Shares for which you are the beneficial owner but not the Stockholder of record may be voted in person at the Annual Meeting only if you obtain a "legal proxy" from the broker, trustee, or other nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also vote by Proxy as described above so that your vote will be counted if you are unable to attend the meeting.

Revocation of Proxy – Any Proxy delivered in the accompanying form or executed on the Internet may be revoked by the person executing the Proxy by written notice to that effect received by the Secretary of Earthstone at our principal offices, 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202, at any time before the authority thereby granted is exercised, by execution of a Proxy bearing a later date, or by the attendance and vote of such person at the Annual Meeting. Attendance at the Annual Meeting will not by itself revoke your Proxy.

How to Change Your Vote – You can change your vote at any time before it is voted at the Annual Meeting (i) by re-submitting your vote on the Internet, (ii) by sending a written notice of revocation to the Secretary of Earthstone at our principal offices, 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202, or (iii) by attending the Annual Meeting and voting in person.

How Proxies Will Be Voted – Proxies received by the Board and duly executed will be voted at the Annual Meeting as specified therein by the person giving the Proxy. If the Proxy received by Earthstone is duly executed but contains no specific voting instructions, the shares represented will be voted in accordance with the recommendation of the Board. Additionally, broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. A broker non-vote occurs when a nominee holding shares for a beneficial owner is not able to vote on a proposal, because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

All shares represented by valid Proxy will be voted at the discretion of the Proxy holders on any matters not specifically named herein that may otherwise properly come before the Annual Meeting. The Board, however, is not aware of any matters to be considered at the Annual Meeting at this time other than those specified in the Notice of Annual Meeting of Stockholders.

Stockholders with the Same Last Name and Address – The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple Stockholders who reside at the same address may receive a single copy of our Notice of Internet Availability or the annual report and proxy materials, unless the affected Stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees, and saves natural resources.

If you received a household mailing this year and you would like to have additional copies mailed to you, please submit your request in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling (800) 542-1061. Similarly, you may also contact our transfer agent, Issuer Direct Corporation, if you received multiple copies of the Annual Meeting materials and would prefer to receive a single copy in the future.

If you are a Stockholder of record (your shares are in your name and not held in a brokerage account) and you would like to opt out of householding for future mailings, please submit your request in writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717, or by calling (800) 542-1061.

If you hold your shares in “street name,” (your shares are held in a brokerage account), you may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

Vote Confidentiality – Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects the voting privacy of our shareholders. Your vote will not be disclosed to anyone, except

●	As required to tabulate and certify the vote;
●	As required by law; and/or

●	If you provide written comments on your proxy card (the proxy card and comments would then be forwarded to us for review).

Interest of Certain Persons in Matters to Be Acted Upon – No person who was a Director or executive officer of Earthstone at any time since the beginning of Earthstone’s last completed fiscal year, no person who is a proposed nominee for election as a Class I Director of Earthstone and no associate of any such Director, executive officer or proposed nominee has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting other than the interest of the Class I Director nominee in his own respective election.

PROPOSAL NO. 1 - ELECTION OF DIRECTOR

Earthstone’s Certificate of Incorporation provides that the number of Directors of Earthstone shall be fixed by Earthstone’s Bylaws, but shall not be less than three nor more than nine. Our Bylaws state that the members of the Board shall be divided into three classes, Class I, Class II and Class III, whose terms of office expire in different years in annual succession.   During the Annual Meeting of Stockholders in 2012 Monroe W. Robertson was elected as a Class III Director, the term of the named Class III Director will expire at the 2015 Annual Meeting of Stockholders, with the terms of the Class I and Class II Directors expiring at the Annual Meetings of Stockholders in 2013 and 2014, respectively.

Based on recommendation from the Nominating Committee, the Board nominated Ray Singleton to stand for re-election as a Class I Director. The Class I Director nominee will be elected for a three year term, to hold office until the Annual Meeting of Stockholders in 2016 and until a successor is elected and qualified or until earlier resignation or removal. Mr. Singleton has indicated that he will be available to serve as Director.

Unless directed to the contrary, the Proxy holders, appointed herein, intend to vote for the election to the Board of the Class I nominee named below. However, if a nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that a substitute nominee is designated by the remaining Board members, the Proxy holders, in their discretion, intend to vote for such other nominee.
The Proxy holders, who have been so designated by the Board, will vote “FOR” the election of the Class I nominee unless otherwise instructed in the Proxy.

Information concerning the Class I nominee is set forth below:

Class I Director – Term Expiring at the Annual Meeting of Stockholders in 2013

Ray Singleton (62) has been a Director of Earthstone since July 1989 and President and Chief Executive Officer of the Company since March 1993. Mr. Singleton joined Earthstone in June 1988 as Production Manager/Petroleum Engineer. In October 1989, he was elected Vice President. His relationship with the Company began as a consultant, wherein he was retained by Earthstone on various projects from 1981 to 1987. At the time, Mr. Singleton operated his own engineering consulting firm, serving the needs of some 40 oil and gas companies. Mr. Singleton began his career with Amoco Production Company in Texas as a production engineer. He was subsequently employed by the predecessor of Union Pacific Resources as a drilling, completion and production engineer.

Mr. Singleton currently serves on the Board of Directors of the Independent Petroleum Association of Mountain States (“IPAMS”) and is a former President of that organization. IPAMS is a thirteen state, regional trade association that represents the interests of independent oil and gas companies in the Rocky Mountain region. Additionally, Mr. Singleton is a member of the Society of Petroleum Engineers.

Based on the foregoing, Mr. Singleton director possesses extensive knowledge of Earthstone’s business and has relevant business experience, both of which have proven to be beneficial to the Company.

Mr. Singleton received a Bachelor of Science degree in Petroleum Engineering from Texas A&M University in 1973, and received a Masters Degree in Business Administration from Colorado State University’s Executive MBA Program in 1992.

Required Vote; Recommendation of the Board – Directors are elected by a plurality of the votes cast by the holders of the Common Stock entitled to vote in a meeting at which a quorum is present. “Plurality” means that the individual(s) who receive the largest number of votes cast are elected as Director(s), up to the maximum number of Directors to be chosen at the meeting. Consequently, any shares not voted (whether by abstentions or otherwise) have no impact in the election of Director(s), except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.
The election of a Director will be accomplished by determining the nominee receiving the highest total votes for the open Board of Director position. You may vote “FOR” the nominee or you may withhold authority to vote for the nominee. Unless you properly mark your Proxy to withhold your vote for the nominee, your Proxy will be voted FOR the Director nominee named in this Proxy Statement.

The Board unanimously recommends that Earthstone’s Stockholders vote FOR the election of Ray Singleton.

Continuing Members of the Board – The following sets forth, for each of our other Directors who will hold office following the Annual Meeting, the name and age of such continuing Director, his respective principal occupation or employment during the past five or more years, and the period during which such Director has previously served as a Director of Earthstone:

Class II Directors – Term Expiring at the Annual Meeting of Stockholders in 2014

Richard K. Rodgers (53) has been a Director of Earthstone and member of the Audit Committee since December 2006. Mr. Rodgers has extensive experience and knowledge in banking, corporate finance, capital markets and business processes, all of which bring important perspectives on the issues, financial requirements and needs facing Earthstone.

During the past fifteen years, Mr. Rodgers has been in the employ of several Denver area banks, including U.S. Bank, Key Bank, Mountain View Bank of Commerce, Guaranty Bank & Trust Company and Colorado Capital Bank. As President, he was responsible for start-up operations of Colorado Capital Bank’s Cherry Creek branch office, including obtaining financing for the bank. He also served as a member of the Board of Directors of Colorado Capital Bank. When not serving as an employee of an individual bank, Mr. Rodgers was providing business development, problem solving, planning and financial consulting services to various banking and business development clients.

Prior to establishing a career in banking, Mr. Rodgers entrepreneurial ingenuity was present in his role as founder and Chief Executive Officer of three small businesses. This operational experience affords him the business, leadership and management experience to add value to the Board of Earthstone. In light of the foregoing, Mr. Rodgers is qualified to analyze the financial and operational aspects of the Company as well as to advise and, if necessary and appropriate, challenge management with respect to the Company’s operations, strategy, expenditures, and liquidity.

A graduate of the University of Denver, Mr. Rodgers has both Bachelor’s and Master’s degrees in International Business. He also has a diploma from the Graduate School of Banking at the University of Colorado at Boulder.

Andrew P. Calerich (49) joined Earthstone’s Board of Directors and Audit Committee in January 2011.  In addition to his service to Earthstone, Mr. Calerich currently serves on the Board of Directors of American Eagle Energy Corporation, an independent oil and gas exploration and production company focused in Montana, North Dakota, and Saskatchewan where he serves as Chairman of that Board’s Audit Committee.

Currently, Mr. Calerich is on sabbatical from full time employment.  Prior to this sabbatical, Mr. Calerich held various positions, including Chief Financial Officer, President and Director of American Oil & Gas Inc. (American), a publicly traded independent oil and gas operator focused on the acquisition, development, exploitation, exploration and production of oil and natural gas properties.  At the end of his tenure he completed American’s merger with Hess Investment Corp. in December 2010.  During his seven and a half year with American, Mr. Calerich raised in excess of $60 million of capital through equity offerings, negotiated credit facilities, and successfully completed several acreage acquisitions and divestitures.

From 1997 to 2003, Mr. Calerich served as Vice President and Chief Financial Officer for PYR Energy Corporation, a then development stage publicly traded independent oil and gas exploration and production company. From 1993 to 1997, he was a business consultant specializing in accounting and finance for public and private oil and gas producers in Denver. From 1990 to 1993, Mr. Calerich was employed as corporate Controller of Tipperary Corporation, an independent energy company focused on the exploration for, and production of, coalbed methane gas, conventional natural gas and crude oil. Mr. Calerich began his professional career in public accounting with Arthur Andersen & Co. in Denver, where he served a number of oil and gas clients.

Mr. Calerich has over twenty years of public company upstream oil and gas experience in a variety of capacities for various companies. His in depth familiarity with the industry is advantageous to Earthstone.  Mr. Calerich’s senior leadership experience, oil and gas industry experience, and public accounting background provide a strong foundation to assist the Board of Directors with regard to the many challenges and complex issues facing the Company, enabling him to counsel management with respect to business strategy, operational opportunities, and financial, accounting and reporting activities. His expertise in the areas of evaluating, acquiring and managing mineral leases, as well as our exploration prospects, is invaluable to the Company.

Mr. Calerich holds an inactive Certified Public Accountant license and earned B.S. degrees in both Accounting and Business Administration at Regis College, in Denver.

Class III Directors – Term Expiring at the Annual Meeting of Stockholders in 2015

Monroe W. Robertson (63) has been a Director of Earthstone since April 4, 2007. Mr. Robertson currently serves on the Board of Directors of Cimarex Energy Company, a Denver-based independent oil and gas exploration and production company, and is Chairman of that Board’s Audit Committee. Other than his service on Cimarex’s Board, which began in October 2005, Mr. Robertson has been a private investor since his employment with Key Production Company.

In 1999, Mr. Robertson was appointed President and Chief Operating Officer of Key Production Company, then an independent natural gas and crude oil exploration, development and production company. He served in this capacity until the Company was acquired by Cimarex in 2002. His previous role at Key Production was as Senior Vice President and Chief Financial Officer, to which he was appointed in 1992. Prior to joining Key Production, Mr. Robertson held various positions in engineering, corporate planning and financial analysis at three public energy companies, Terra Resources, Gulf Oil Corporation and Apache Corporation, beginning in 1973.

Mr. Robertson received a Bachelor of Science degree in Mechanical Engineering along with Masters of Science degrees in both Mechanical Engineering and Nuclear Engineering from the Massachusetts Institute of Technology in 1973. He also has received a Masters Degree in Business Administration from National University in 1979. Mr. Robertson is a member of the National Association of Corporate Directors.

Mr. Robertson brings a unique set of skills to Earthstone’s Board of Directors. The Board of Directors believes the nominee has the experience and skills in areas such as the oil and gas industry, finance, risk management, marketing and corporate governance that are necessary to effectively oversee our company.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

General – The business and affairs of Earthstone are managed under the direction of the Company’s Board of Directors (the “Board”). The Board currently has four members: Ray Singleton (Chairman), Richard K. Rodgers, Monroe W. Robertson, and Andrew P. Calerich. Currently, each Director holds office until the expiration of his respective term and until the election and qualification of the Director’s successor. At the 2013 Annual Meeting, Stockholders will be asked to elect Mr. Singleton to a three year term to the Board.

During our most recent fiscal year ended March 31, 2013, the Board held five meetings. Each director attended at least 75% of the total number of meetings and at least 75% of the total number of meetings held by all committees of the Board on which he served.

All members of the Board are encouraged, but not required, to attend the Annual Meeting. All members of the Board attended our last Annual Meeting of Stockholders held on September 27, 2012.

Board Independence – Pursuant to SEC and NYSE rules, in determining whether or not a Director or nominee for Director is independent, we use the applicable definition of “independent Director” as a non-employee Director who is affirmatively determined by the Board not to have a material relationship with the listed company that would interfere with the exercise of independent judgment.

The NYSE Listed Company Manual provides that a majority of the members of the Board of Directors of each listed company be independent Directors, subject to certain limited exceptions. The Board of Directors of Earthstone has determined that three of its four Directors are independent Directors. Each of Messrs. Rodgers, Robertson, and Calerich is an independent Director. In making these determinations, the Board reviewed and analyzed information pertaining to relationships and transactions involving Directors, their affiliates and immediate family members to determine whether any of such were of substance and inconsistent with a determination that each Director is independent for purposes of serving on the Board of Directors. Ray Singleton, as President and Chief Executive Officer of Earthstone, is not an independent Director, thus does not serve as a member of any committee of the Board. Mr. Singleton currently serves as the Chairman of the Board.

Board Leadership and Risk Oversight – The Board believes that the current size and composition of the Board serves us and our stockholders well. The Board believes that all of its directors, including its non-independent director, make a valuable contribution to the Board and the Company. As indicated above, a majority of Earthstone’s directors are independent, and as a result of its size, the Board does not have a lead independent director. The non-independent director possesses extensive knowledge of Earthstone’s business and has relevant business experience, both of which have proven to be beneficial to the other directors. Members of the Board are also sensitive to conflicts of interest and, when appropriate and in the best interests of Earthstone’s stockholders, will excuse themselves from deliberations and voting on issues in which they have a material interest.

The Board currently believes that Mr. Singleton, who serves as the President and CEO, is best positioned to serve as Chairman of the Board, due to his personal share ownership percentage, his knowledge and experience in the oil and gas industry and his ability to provide clear insight and direction of business strategies and plans to both the Board and management. For a company the size of Earthstone, a single person, acting in the capacities of Chairman and CEO provides unified leadership and focus. However, since there is no formal guideline that establishes a policy of combining the role of CEO and Chairman, the Board has the ability, under appropriate circumstances, to separate the two roles.

The Board of Directors is responsible for oversight of our risk management policies and procedures. We are exposed to a number of risks including financial risks, strategic and operational risks, and risks relating to regulatory and legal compliance. Our financial condition, results of operations, and capital resources are highly dependent upon the prevailing market prices of, and demand for, crude oil and natural gas, which are beyond our control. The Board of Directors reviews our business and financial plans, which includes evaluating the objectives of, and risks associated with, these plans. In addition, the audit committee reviews and discusses with management our major financial risks and the steps management has taken to monitor and control these risks, including our internal control over financial reporting.

During the last ten years no director or officer of the Company has been involved in:

●	Any judicial or administrative proceedings resulting from involvement in mail or wire fraud, or fraud in connection with any business entity;

●
Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions (excluding settlements between private parties); or

●	Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organization.

Committees of the Board

General – The standing committees of the Board include the Audit Committee, the Nominating Committee and the Compensation Committee, each consisting entirely of non-employment independent Directors. The standing committees of the Board, including the members of each committee, are described below.

Audit Committee – Richard Rodgers, Monroe Robertson, and Andrew Calerich comprise the Audit Committee. Mr. Robertson serves as the Audit Committee’s chairman. The Audit Committee held five meetings in our most recent fiscal year ended March 31, 2013. Each member of the Audit Committee meets the independence and experience requirements, as set forth in the NYSE Listed Company Manual. The Audit Committee engages Earthstone’s independent certified public accountants to audit the annual financial statements, discusses with the auditors and approves in advance the scope of the audit, reviews with the independent auditors their independence, the financial statements and their audit report, reviews management’s administration of the system of internal accounting controls, and reviews Earthstone’s procedures relating to business ethics. The Audit Committee charter is available on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

The Board has determined that both Messrs. Robertson and Calerich, two of our independent Directors, qualify as “financial experts,” as defined in the rules promulgated by the SEC and as set forth in the NYSE Listed Company Manual, to serve on the Audit Committee.

Nominating Committee – The Nominating Committee is comprised of Messrs. Rodgers, Robertson, and Calerich.  Mr. Calerich currently serves as the Nominating Committee’s chairman. Each member of the Nominating Committee meets the independence requirements, as set forth in the NYSE Listed Company Manual, described above. The Nominating Committee held one meeting in our most recent fiscal year ended March 31, 2013. The Nominating Committee is appointed by the Board to identify individuals qualified to become members of the Board, to recommend to the Board proposed nominees for membership, and to recommend Directors to serve on each standing committee. The Nominating Committee charter is available on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

Compensation Committee – The Compensation Committee is comprised of Messrs. Rodgers and Robertson. Mr. Rodgers serves as the Compensation Committee’s chairman. Each member of the Compensation Committee meets the independence requirements, as set forth in the NYSE Listed Company Manual.  The Compensation Committee held one meeting in our most recent fiscal year ended March 31, 2013. The responsibilities of the Compensation Committee are three-fold: first, establishing and administering the general compensation policies of Earthstone; second, setting the specific compensation for Earthstone’s chief executive officer and other executive officers; and third, recommending to the Board the independent Director compensation. The Compensation Committee charter is available on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

Director Qualifications and Nomination Process – The Board has adopted a series of minimum qualifications and specific qualities and skills for Earthstone’s Directors, which will serve as the basis upon which potential Director candidates are evaluated by the Nominating Committee. A nominee for Director should be a person of utmost integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Earthstone. In addition, to be nominated Directors must agree to sign and abide by the Earthstone’s Code of Business Conduct and Ethics. While these are the minimum qualifications, in filling a vacancy, the Board does not intend to nominate a minimally qualified candidate. Instead, the Nominating Committee will evaluate the independence of Director(s) and potential Director(s), as well as his or her business experience, specialized and/or professional skills, education, oil and gas experience and public company experience. While the Company does not have a separate diversity policy, the Board’s overall diversity of background in education, business experience and professional skills are also an important consideration in evaluating candidates for Board nomination.

The Nominating Committee will also consider issues involving possible conflicts of interest of Directors or potential Directors. Candidates proposed by Stockholders will be evaluated by the Nominating Committee in the same manner as candidates that are not proposed by Stockholders.

In accordance with our Bylaws, Stockholders wishing to recommend a Director candidate to serve on the Board may do so by providing advance written notice to the Nominating Committee, which identifies the candidate and includes the information described below. In accordance with the notice requirements set forth below under the heading “Stockholder Proposals,” the notice should be sent to the following address: Earthstone Energy, Inc., 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202. The mailing envelope should contain a clear notation indicating that the enclosed letter is a “Director Nomination Recommendation.”

The notice shall contain the following information as to each proposed nominee:

•	The name, age, business address and residence address of the nominee.

•	The principal occupation or employment of the nominee.

•	The class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the nominee.

•
Any other information relating to the nominee that would require disclosure in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

The notice shall also contain the following information as to the Stockholder giving the notice:

•	The name and record address of such Stockholder.

•	The class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such Stockholder.

•
All other ownership interests of such Stockholder, including derivatives, hedged positions, synthetic and temporary ownership techniques, swaps, securities, loans, timed purchases and other economic and voting interests.

•
A description of all arrangements or understandings between such Stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such Stockholder.

•	A representation that such Stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in such Stockholder’s notice.

•
Any other information relating to such Stockholder that would require disclosure in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of Directors pursuant to Section 14 of the of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

In addition to the foregoing requirements, such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a Director if elected. Each proposed nominee will be required to complete a questionnaire, in a form to be provided by Earthstone, to be submitted with the Stockholder’s notice. Earthstone may also require any proposed nominee to furnish such other information as may reasonably be required by Earthstone to determine the eligibility of such proposed nominee to serve as an independent Director of Earthstone or that could be material to a reasonable Stockholder’s understanding of the independence, or lack thereof, of such nominee.

Code of Business Conduct and Ethics – We adopted a Code of Business Conduct and Ethics (as that term is defined in Item 406 of Regulation S-K), which applies to our Directors, officers and employees, including, without limitation, our principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The text of our Code of Ethics can be found on our website, www.EarthstoneEnergy.com, under the heading “Investor Relations/Corporate Governance.”

Director Compensation – The Board adopted a Director Compensation Plan, effective April 1, 2007, which provides for a combination of cash and equity incentive compensation to attract and retain qualified and experienced Director candidates. Pursuant to the plan, each non-employee Director is entitled to receive an annual cash retainer of $16,000, together with $2,000 for attending each regular quarterly meeting of the Board of Directors and each all-day special meeting of the Board of Directors and $500 for each half-day special meeting of the Board of Directors or one of its Committees. No committee fees are payable for attendance by a Director at a committee meeting held in conjunction with a regular quarterly or all-day special meeting of the Board of Directors. The chairman of each of the Audit, Compensation and Nominating Committees receives an annual cash retainer of $5,500, $4,500 and $3,500, respectively.

In addition, non-employee Directors receive $500 for attending committee meetings (which are held on an as needed basis), unless the committee meeting is held in conjunction with a quarterly regular or all-day Board meeting. We also reimburse reasonable expenses incurred by our non-employee Directors associated with attending Board and Committee meetings. Mr. Singleton, our employee Director, does not receive compensation for his service as a member of the Board. In addition, each non-employee Director receives an annual grant of Restricted Stock having a fair market value equal to $36,000 on April 1 of each year, based on the average closing price for the ten trading days preceding April 1 of each year. The Board requires that each Restricted Stock Award recipient, within three years of the date that he becomes a member of the Board, own an amount of Common Stock equal to one year of his average total Board compensation.

The following table sets forth information concerning the compensation of our non-employee Directors during the fiscal year ended March 31, 2013.

	Fees Earned or
	Paid in Cash		Stock Awards	Total
Name	($)		($)1	($)

Richard K. Rodgers	$32,500	2	$36,000	$68,500
Monroe W. Robertson	33,500	3	36,000	69,500
Andrew P. Calerich	31,500	4	36,000	67,500

Total	$97,500		$108,000	$205,500

1
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year. Grants of shares of Restricted Stock vest one-third each year over three years. The number of shares included in each grant is determined based upon the average closing price for the ten trading days preceding each anniversary date of the original grant. The amounts shown do not reflect compensation actually received by our Directors or the actual value that may be recognized by our Directors with respect to these awards in the future, because each award is subject to forfeiture. The aggregate number of stock awards outstanding and subject to vesting at the fiscal year end March 31, 2013, for each Director was as follows: Rodgers – 4,342 shares, Robertson – 4,342, and Calerich – 3,071. In addition, each Director was granted 2,175 shares of Restricted Stock on April 1, 2013, subject to vesting and forfeiture.

2	Consists of a $16,000 annual cash retainer, $12,000 for attending Board and Committee meetings and $4,500 for serving as the Chairman of the Compensation Committee.

3	Consists of a $16,000 annual cash retainer, $12,000 for attending Board and Committee meetings and $5,500 for serving as the Chairman of the Audit Committee.

4	Consists of a $16,000 annual cash retainer, and $12,000 for attending Board and Committee meetings and $3,500 for serving as Chairman of the Nominating Committee.

EXECUTIVE COMPENSATION

General – We currently compensate our executives through a mix of base salary and cash bonus and non-equity incentive awards. In addition, we provide to our executives other benefits that we also make available generally to all salaried employees.

Overall, our aim is to offer our executives a total compensation package that represents a compensatory level consistent with a peer group of competitive companies. Accordingly, we review the compensation that we offer against that offered by peer group companies on an annual basis. This same peer group is also used for the Stock Price Bonus Award described below.

Peer companies (“Peers”) will be selected by the Compensation Committee based on a number of factors, including but not limited to, market capitalization, stock exchange, similarity of business model (i.e. producer/operator vs. pipeline/service company), availability of compensation data, location of producing assets, number of employees, location of headquarters and Director/officer ownership. The Compensation Committee has a goal of determining the group of Peers by October 15th of the year being evaluated and has a goal of identifying seven (7) Peers.

The original Peers selected for fiscal year ended March 31, 2013 are as follows:

● Double Eagle Petroleum	● Lucas Energy, Inc.	● Royale Energy, Inc.
● Fieldpoint Petroleum, Inc.	● Pyramid Oil	● Credo Petroleum Corp.
● HKN, Inc

However, during the year, both Credo and HKN ceased to be publically traded leaving only five (5) Peers at year end.

For the fiscal year ending March 31, 2014, the Compensation Committee has selected the following companies as Peers:

● Double Eagle Petroleum	● Lucas Energy, Inc.	● Royale Energy, Inc.
● Fieldpoint Petroleum, Inc.	● Pyramid Oil	● Enerjex Resources, Inc.
● Recovery Energy, Inc.

In addition to the seven companies named above, the Compensation Committee selected American Eagle Energy Corporation as an alternate peer company.  The alternate will only be used in the event that one of the seven above named Peers should, for any reason, no longer be qualified or usable as a Peer.

Executive Officers – In addition to the information provided for our chief executive officer Ray Singleton, whose background is described above under “Continuing Members of the Board”, certain information is provided below with respect to Earthstone’s other executive officer, as of July 31, 2013.

Name	Age	Office Held	Year First Appointed

Ray Singleton	62	President and Chief Executive Officer, Director	1993
Paul D. Maniscalco	44	Interim Chief Financial Officer	2012

Paul D. Maniscalco (44) Was appointed as Earthstone’s Interim Chief Financial Officer on December 12, 2012. Mr. Maniscalco, is a Principal with SJM Financial and Accounting, an accounting and business advisory services firm, located in Englewood, Colorado.  Mr. Maniscalco currently serves as the Chief Financial officer of Homeland Resources, LTD and as Principal Accounting Officer of PetroHunter Energy Corporation.  Mr. Maniscalco has served as Chief Financial Officer of GeoPetro Resources Company. Previously Mr. Maniscalco was a Senior Audit Manager with Sherb & Co., LLP, has Big 4 accounting firm as well as a regional CPA firm background.

Compensation Components – This section describes the various elements of Earthstone’s compensation program for our executive officers and includes a discussion of various matters relating to those items, including why the Compensation Committee chooses to include certain items in our compensation program.

Base Salary. Our Compensation Committee establishes base salaries for our executives based on the scope of their responsibilities and takes into account competitive market compensation paid by our Peers for similar positions. Generally, the Compensation Committee believes that executive base salaries should be benchmarked against salaries for executives in similar positions with similar responsibilities at comparable companies in order to attract, retain and equitably reward our executives. Based on information gathered by the Compensation Committee, the Committee set the Chief Executive Officer’s salary at $231,000 for the fiscal year ended March 31, 2013. The Chief Executive Officer was compensated $231,000 for the fiscal year ended March 31, 2012.  This base salary was originally set in October 2011.  The Compensation Committee believes this level to be comparable to salaries paid to a petroleum engineers with 30+ years of experience.

Cash Bonus and Non-Equity Incentive Awards. The Compensation Committee utilizes cash bonus awards to incentivize our executives and align their compensation with corporate objectives and individual performance and contribution. Our Compensation Committee determines the bonus level for our Chief Executive Officer, and, after consideration of the Chief Executive Officer’s recommendations, for each officer other than the Chief Executive Officer. We do not have a formal or informal policy regarding adjustment or recovery of incentive bonus payments if the relevant performance goals or measures upon which they are based are restated or otherwise adjusted so that the incentive bonus is reduced.

During the fiscal year ended March 31, 2013, our Chief Executive Officer earned a non-equity incentive award of $55,032 pursuant to the Performance Bonus Plan (described below) and no compensation related to the Earthstone Oil and Gas Incentive Compensation Plan (described below)

Equity-Based Compensation. We have an equity-based award plan in effect pursuant to which our Chief Executive Officer or any other executive officer may receive restricted stock grants.   On April 1, 2013 our Chief Executive Officer was granted 1,329 shares of restricted stock, subject to vesting one third per annum on each anniversary of the date of grant.

The Compensation Committee seeks to encourage the long-term performance of our Chief Executive Officer through the use of a meaningful incentive-based compensation, coupled with an equity based program. The Performance Bonus Plan is described further below. As part of our future long-term incentive compensation efforts, the Board may continue to utilize the 2011 Equity Incentive Compensation Plan in tandem with the Performance Bonus Plan, to reward executive officers for individual achievements and contributions to corporate performance, or in circumstances where we face a critical retention need.

Other Compensation Considerations. Companies of our size in the oil and gas industry face a number of risks, including the risk of being acquired in the future. We believe that entering into change of control and severance arrangements with certain of our executives may help us attract and retain the best possible executive talent. While our executive officers are not presently entitled to receive payments in the event of certain change of control or termination events, we may choose to establish such payment arrangements in the future.

Summary Compensation Table

The following table sets forth the compensation of our chief executive and financial/accounting officers for the fiscal years ended March 31, 2013 and 2012. No other executive officer of Earthstone received total compensation in excess of $100,000 during that period. In accordance with the rules of the SEC, the compensation described in this table does not include (i) medical, group life insurance or other benefits received by any of the named executive officers that are available generally to all of our salaried employees or (ii) perquisites and other personal benefits received by the named executive officers that in the aggregate do not exceed $10,000.

Name and Title	Fiscal Year	Salary ($)	Bonus ($)	Incentive Plan Compensation ($)1	All Other Compensation ($)		Total ($)
Ray Singleton, President and Chief Executive Officer	2013	$231,000	—	$55,032	$7,354	2	$293,386
	2012	231,000	—	297,751	10,031	2	538,782

Paul D. Maniscalco, Interim Chief Financial Officer	2013	11,969					11,969

Jim Poage, Interim Chief Financial Officer	2013	10,275					10,275
	2012	$13,667	—	$—	$—		$13,667

1
Includes $55,032 and $231,000 earned for the fiscal years ended March 31, 2013 and 2012, respectively, under the Performance Bonus Plan (described below). Amount also includes $0 and $66,751 for the fiscal years ended March 31, 2013 and 2012, respectively, in each case pursuant to the terms and conditions of Earthstone’s Oil and Gas Incentive Compensation Plan (described below). Of the $66,571 earned pursuant to the Oil and Gas Incentive Compensation Plan during the fiscal year ended March 31, 2012, $47,520 was paid to Mr. Singleton during the fiscal year ended March 31, 2013.

2
Amounts include (i) matching funds contributed by Earthstone to Mr. Singleton’s 401(k) plan account of $6,014 and $8,112 for the fiscal years ended March 31, 2013 and 2012, respectively, and (ii) $1,340 and $1,920 for premiums paid by Earthstone on a life insurance policy for Mr. Singleton during fiscal 2013 and 2012, respectively, which provides for payment of a death benefit to Mr. Singleton’s designated beneficiary.

Financial Consulting Agreement – The material terms of Mr. Maniscalco’s consulting agreement dated November 11, 2012, includes compensation for services provided based on an hourly rate of pay as well as reimbursement for out-of-pocket direct expenses.

Financial Consulting Agreement – The material terms of Mr. Jim Poage's consulting agreement, dated March 25, 2011, includes compensation for services provided based on an hourly rate of pay as well as reimbursement for out-of-pocket direct expenses.

Performance Bonus Plan – The Performance Bonus Plan provides for a potential cash bonus for our Chief Executive Officer each fiscal year equal to a maximum of 100% of our Chief Executive Officer’s annual salary. The bonus is determined based on four criteria, each contributing up to a maximum of 25% of our Chief Executive Officer’s bonus. The four criteria are (i) increase in annual production; (ii) increase in reserves; (iii) return on investment; and (iv) performance of Earthstone’s stock price relative to the stock prices of our Peers. The percentage awards from each criterion are added to determine the total percentage of the award. Each of these criteria is discussed below.

Annual Production Bonus Award Percentage. The Compensation Committee believes that increasing production is a critical measure of the Earthstone’s performance, and, therefore, the Chief Executive Officer’s performance. For purposes of the Performance Bonus Plan, the annual increase in production is determined by dividing the annual production in barrels of oil equivalent (BOE) for the most recent fiscal year by the annual production in BOE for the prior fiscal year and then subtracting 100%. For each percentage increase in annual production, the bonus award is 2% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%. For the fiscal year ended March 31, 2013, Mr. Singleton was not awarded any amounts related to the annual Production bonus as production declined. For the fiscal year ended March 31, 2012 Mr. Singleton was awarded the full 25% of the annual Production bonus award percentage for increasing production by 20%.

Reserves Bonus Award Percentage. The Compensation Committee believes that increasing Earthstone’s reserve base is critical to Earthstone’s future growth. Furthermore, the Compensation Committee believes that it is critical to not only replace those reserves that have been depleted, but to grow reserves year-over-year despite normal depletion. The Compensation Committee is aware that commodity prices have an influence on reserves that are beyond the control of the Chief Executive Officer. The Compensation Committee believes this limitation is acceptable, because in those years when commodity prices are up and have a positive effect on bonus determination, Earthstone is more likely to have the funds to pay bonuses, and in years that commodity prices are down and have a negative effect on bonus determination, Earthstone is less likely to have the funds to pay bonuses. For each percentage increase in reserves, the bonus award is 2% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%. Mr. Singleton received 14.4% of the eligible 25% during the fiscal year ended March 31, 2013 related to a 7.2% increase in Proved, Developed Producing BOE during the fiscal year. Mr. Singleton was awarded the full 25% of the annual Reserve bonus award percentage for increasing reserves by 17% for during the fiscal year ended March 31, 2012.

Return on Investment Bonus Award Percentage. The Compensation Committee believes that it is important to balance the Chief Executive Officer’s incentive to increase production and reserves with a metric that rewards the effectiveness of those increases. This Return on Investment (“ROI”) metric is intended to evaluate capital expenditures in a given year (or multiple years in the case of multi-year projects or those projects that overlap a yearend) versus the anticipated cash flow, if any, that those projects, on an aggregate basis, are expected to generate in the future. For each percentage increase in return on investment in excess of 8% (Earthstone’s approximate cost of funds), the bonus award is 2% of the Chief Executive Officer’s salary, subject to a maximum percentage award of 25%. For the fiscal year ended March 31, 2013, Mr. Singleton was not awarded any amounts related to the annual Return On Investment award in that the calculated return on investment did not exceed 8%.  For the fiscal year ended March 31, 2012, Mr. Singleton was awarded the full 25% of the Return On Investment award for generating a return on investment of 22.3% on the Company’s capital expenditures, exceeding the 8% minimum threshold by 14.3%.

Stock Price Bonus Award Percentage. The Compensation Committee believes that, in addition to production, reserves and ROI, the Chief Executive Officer should focus on the fundamentals of the business, net income and EBITDA. Furthermore, the Compensation Committee believes that the market will reward solid, consistent growth in these areas. For this reason, the Compensation Committee has chosen stock price as the metric most suitable for rewarding consistent improvement in the fundamentals of the business. The Compensation Committee has determined it appropriate to balance this metric against the other three and limit this award component to 25%.

The percentage increase or decrease in Earthstone’s stock price is evaluated relative to Earthstone’s Peers on a quartile basis. The increase or decrease shall be determined for both Earthstone and each Peer by taking the arithmetic average of the closing price per share for the last ten trading days of the fiscal year evaluated and dividing it by the arithmetic average of the closing price per share for the last ten trading days of the preceding fiscal year. The resulting percentage is adjusted by subtracting one hundred percent (100%) to determine the percentage increase or decrease in Earthstone’s and each Peer’s stock price.

Share prices will be adjusted for any stock split or other recapitalization, if any. Earthstone’s and the Peer’s stock performance shall be rank ordered from highest to lowest. Given seven Peers, plus Earthstone, the four quartiles will contain two companies each. The share price bonus award percentage is based on which quartile Earthstone occupies. Each quartile provides a bonus award as follows:

Company Standing	Calculation	Bonus Award

First Quartile	100.0% of 25%	25.000%
Second Average Quartile	62.5% of 25%	15.625%
Third Average Quartile	37.5% of 25%	9.375%
Fourth Quartile	0.0% of 25%	0.000%

During the fiscal year ended March 31, 2013, two of Earthstone’s peers ceased to be publicly traded.  Earthstone’s Compensation Committee placed these two companies ahead of Earthstone in terms of stock price performance based on indications that the premium paid for these companies exceeded Earthstone’s stock performance.  As a result, Earthstone fell within the third quartile relative to the Peers. The Stock Price award percentage was therefore 9.375% of the stock price performance award.  For the fiscal year ended March 31, 2012, Earthstone’s stock price performance was in the first quartile; thus, Mr. Singleton was awarded 25% of the Stock Price award.

Performance Bonus Plan Summary. Having various percentages for each of the four bonus awards for the fiscal year ended March 31, 2013 Mr. Singleton earned a total bonus of $55,032 or 23.82% of his Salary for the year ended March 31, 2013 (i.e. $231,000).  During the year ended March 31, 2012 Mr. Singleton earned the maximum award for each of the four bonus awards, earning a total bonus award percentage of 100% of his salary, or an award of $231,000.

Oil and Gas Incentive Compensation Plan – Earthstone’s Oil and Gas Incentive Compensation Plan (the “O&G Plan”) became effective on April 1, 1980, and was amended in December 1982. The O&G Plan is a profit sharing plan for key employees of Earthstone. Historically, newly drilled properties were added to the plan and profits from those wells formed the basis for awards in the form of distributions to participants depending on that participant’s level of vesting and other factors. The O&G Plan also states that should an O&G Plan property be sold, participants in that property will receive their distribution percentage of the sales proceeds. No properties have been added to the O&G Plan since 1988 and the Compensation Committee has no plans to utilize the O&G Plan to make additional awards; however, the O&G Plan continues to make profit sharing distributions pursuant to awards made prior to that date. Of the five participants receiving distributions, Mr. Singleton is the only current employee receiving distributions from the O&G Plan.

During the fiscal year ended March 31, 2012, the Company sold one of its O&G Plan properties in which Mr. Singleton was a participant.  Pursuant to the terms of the Plan, Mr. Singleton received a percentage of the sales price equal to his participation percentage in that property. Going forward, the Company expects to receive positive and negative adjustments related to periods prior to the sale that will flow through to Mr. Singleton. Such amounts are expected to be de minimis in magnitude. As a result of the foregoing, for the fiscal years ended March 31, 2013 and 2012, Mr. Singleton earned $0 and $66,751, respectively. In that this was the only O&G Plan property in which Mr. Singleton participated, other than de minimis amounts cited above, he is not expected to be compensated by future O&G Plan disbursements. Of the $66,571 earned during the fiscal year ended March 31, 2012 $47,520 was paid to Mr. Singleton during the fiscal year ended March 31, 2013.

401(k) Plan – In October 1997, Earthstone implemented a savings plan that allows participants to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code. Employees are required to be employed by Earthstone or any subsidiary of Earthstone for one year prior to becoming eligible to participate in the 401(k) Plan. Earthstone matches 100% of each employee’s contribution to the 401(k) Plan up to 3% of the employee’s salary. Contributions vest immediately. Contributions to the 401(k) Plan on behalf of Mr. Singleton are also included in the All Other Compensation column in the Summary Compensation Table above.

Potential Payments upon Termination or Change of Control – We currently have no contract with any officer that would give rise to any cash or non-cash compensation resulting from the resignation, retirement or any other termination of such officer’s employment with Earthstone or from a change of control of Earthstone or a change in any officer’s responsibilities following a change of control. Currently, all of our executive officers serve at the pleasure of the Board.

COMPLIANCE WITH SECTION 16(a) OF THE SECUREITIES EXCHANGE ACT

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Earthstone pursuant to Section 16a-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no person who at any time during the fiscal year ended March 31, 2013, was a Director, officer, or beneficial owner of more than ten percent of any class of equity securities of Earthstone and failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

There are no related party transactions requiring disclosure in this Proxy Statement.

PROPOSAL NO. 2 - RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EKS&H, LLLP (“EKS&H”) served as our independent registered public accounting firm for the fiscal years ended March 31, 2013, 2012 and 2011. The Audit Committee of the Board has appointed EKS&H as Earthstone’s independent registered accounting firm for the year ending March 31, 2014, to audit Earthstone’s financial statements for that year. Stockholder ratification of the appointment of EKS&H as our independent registered accounting firm is not required by our Bylaws or otherwise.

However, the Board is submitting the appointment of EKS&H to the Stockholders for ratification as a matter of good corporate governance practice. If the Stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain EKS&H. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Earthstone and our Stockholders.

Required Vote; Recommendation of the Board – Approval of the ratification of the appointment of EKS&H as Earthstone’s independent registered public accounting firm requires the affirmative vote of a majority of shares of the Common Stock present in person or represented by Proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of a vote against the proposal.

The Board recommends that you vote FOR Proposal No. 2 to ratify the appointment of EKS&H as Earthstone’s independent registered public accounting firm.

We expect that a representative of EKS&H, will be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions from Stockholders.

Auditor Fees – The following present’s fees for professional audit services rendered by EKS&H for the fiscal years ended March 31, 2013 and 2012, for the audit or review of Earthstone’s financial statements, and fees billed for other services rendered during those periods.

	Year Ended March 31,
	2013	2012

Audit Fees 1	$98,040	$84,600
Audit-Related Fees 2	—	—
Tax Fees 2	—	—
All Other Fees 2	—	—

Total	$98,040	$84,600

1
Audit fees are for the audit of Earthstone’s annual consolidated financial statements and the review of Earthstone’s quarterly financial statements for the fiscal years ended March 31, 2013 and 2012, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings and engagements for those fiscal years.

2	EKS&H provided no other audit-related, any tax-related or other services to Earthstone for the fiscal years ended March 31, 2013 or 2012.

Pre-Approval Policy and Procedures – The Audit Committee has adopted informal policies and procedures relating to the pre-approval of all engagement letters and audit and non-audit services that are to be performed by Earthstone’s registered public accounting firm. This policy generally provides that Earthstone will not engage its registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee, subject to any exception under Section 10A of the Exchange Act and any rules promulgated thereunder. All fees paid to EKS&H in the fiscal year ended March 31, 2013, were pre-approved by the Audit Committee.

Report of the Audit Committee – In the performance of its oversight function, the Audit Committee reviewed and discussed Earthstone’s audited financial statements as of and for the year ended March 31, 2013, with management and its independent public accountants, EKS&H. Management and EKS&H represented to the Audit Committee that Earthstone’s audited financial statements as of and for the year ended March 31, 2013, were prepared in accordance with the standards of the Public Company Accounting Oversight Board (United States). The Audit Committee also discussed with EKS&H the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 issued by the Auditing Standards Board of the American Institute of Certified Public Accountants. SAS No. 61 sets forth requirements pertaining to the independent auditor’s communications with the Audit Committee regarding the conduct of the audit.

The Audit Committee received the written disclosures and the letter from EKS&H required by Independence Standards Board (“ISB”) Standard No. 1, Independence Discussions with Audit Committees, as amended. ISB Standard No. 1 requires the independent auditor to disclose in writing to the Audit Committee all relationships between the auditor and Earthstone that, in the auditor’s judgment, reasonably may be thought to bear on independence and to discuss the auditor’s independence with the Audit Committee. The Audit Committee discussed with EKS&H its independence and considered in advance whether the provision of any non-audit services by EKS&H is compatible with maintaining its independence.

Based on the reviews and discussions of the Audit Committee described above, and in reliance on the unqualified opinion of EKS&H dated June 13, 2013, regarding Earthstone’s audited financial statements as of and for the years ended March 31, 2013 and 2012, the Audit Committee recommended to the Board, and the Board approved, that such financial statements be included in Earthstone’s Annual Report on Form 10-K for the years ended March 31, 2013 and 2012, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board
Monroe W. Robertson, Chairman
Richard K. Rodgers
Andrew P. Calerich

Notwithstanding anything to the contrary in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filing.

PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the following proposal, commonly known as a “Say on Pay” proposal, gives our shareholders the opportunity to approve or not approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Summary Compensation Table set forth in this Proxy Statement.. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as disclosed under the “Executive Compensation” section of this Proxy Statement.

Our executive compensation program is designed to provide a competitive level of compensation necessary to attract and retain talented and experienced executives and to motivate them to achieve short-term and long-term corporate goals that enhance shareholder value. In order to align executive pay with both the Company’s financial performance and the creation of sustainable shareholder value, a significant portion of the compensation paid to our executive officers is based upon cash bonus and various incentive awards.  Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement, the accompanying compensation tables and related narrative disclosures, which more thoroughly discuss how our compensation policies and procedures implement our compensation philosophy.

We are asking our shareholders to indicate their support for our executive officer compensation as described in this Proxy Statement by voting “FOR” the following resolution:

RESOLVED that Earthstone’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation rules of the SEC, including the Executive Compensation section, the Summary Compensation Table and the other disclosures.

Because your vote is advisory, it will not be binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee value the opinions of all of our shareholders and will take into account the outcome of the shareholder vote on this proposal when making future compensation decisions for our executive officers. Abstentions and broker non-votes will not be counted or considered.

The Board recommends you vote FOR Proposal No. 3 to approve the compensation of our named executed officers, as disclosed in this Proxy Statement.

PROPOSAL NO. 4
FREQUENCY OF SHAREHOLDER VOTES ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company’s shareholders have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its shareholders a non-binding advisory vote (similar to Proposal No. 3 above) on the compensation disclosed in the Company’s proxy statement of its executive officers who are named in the proxy statement’s summary compensation table for the year in question.  By voting on this proposal, shareholders may indicate whether they prefer that we seek such advisory vote every one, two or three years. Shareholders may also abstain from voting on the proposal.

After careful consideration of this proposal, our Board of Directors determined that an advisory vote on executive compensation that occurs every three years is the most appropriate choice for the Company, as a triennial vote complements the Company's goal to create a compensation program that enhances long-term shareholder value. As described in the section titled "Executive Compensation," our executive compensation program is designed to motivate executives to achieve short-term and long-term corporate goals that enhance shareholder value. A triennial vote will provide shareholders the ability to evaluate our compensation program over a time period similar to the periods associated with our compensation awards, allowing them to compare Earthstone's compensation program to our long-term performance.

        The Compensation Committee would similarly benefit from this longer time period between advisory votes. Three years will give the Compensation Committee sufficient time to fully analyze our compensation program (as compared to our performance over that same period) and to implement necessary changes. In addition, this period will provide the time necessary for implemented changes to take effect and the effectiveness of such changes to be properly assessed. The greater time period between votes will also allow the Compensation Committee to consider various factors that impact our financial performance, shareholder sentiments and executive pay on a long-term basis. The Board of Directors believes anything less than a triennial vote will yield a short-term mindset, detract from the long-term interests and goals of the Company and could result in additional burden and expense in preparing for, evaluating and responding to more frequent proposals.

        You may cast your vote on your preferred voting frequency by selecting the option of holding an advisory vote on executive compensation "EVERY 3 YEARS," as recommended by the Board of Directors, "EVERY 2 YEARS" or "EVERY 1 YEAR," or you may "ABSTAIN." Your vote is not intended to approve or disapprove the recommendation of the Board of Directors. Rather, we will consider the shareholders to have expressed a preference for the option that receives the most votes.

        While we intend to carefully consider the voting results of this proposal, the final vote is advisory in nature and therefore not binding on us, our Board of Directors or the Compensation Committee. Our Board of Directors and Compensation Committee value the opinions of all of our shareholders and will consider the outcome of this vote when making future decisions on the frequency with which we will hold an advisory vote on executive compensation.

The Board recommends voting to hold an advisory vote to approve the compensation of Earthstone's named executive officers EVERY 3 YEARS.

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING

Earthstone will review Stockholder proposals intended to be included in Earthstone’s proxy materials for the 2014 Annual Meeting of Stockholders that are received by Earthstone at its principal executive offices no later than April 15, 2014. Such proposals must be submitted in writing and should be sent to the attention of the Secretary of Earthstone. Earthstone will comply with Rule 14a-8 of the Exchange Act with respect to any proposal that meets its requirements.

In addition, under the terms of Earthstone’s Bylaws, a Stockholder who intends to present an item of business at the 2014 Annual Meeting of Stockholders must provide notice of such business to Earthstone not less than 90 nor more than 120 days prior to the date of the 2014 Annual Meeting (assuming that the 2012 Annual Meeting is within 30 days of the anniversary date of the 2013 Annual Meeting). Accordingly, any notice given by or on behalf of a Stockholder pursuant to these provisions of our Bylaws (and not pursuant to Rule 14a-8 of the Exchange Act) must be received no earlier than May 29, 2014, and no later than June 28, 2014. Such notice shall be sent to Secretary, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202 or then current office address.

ADDITIONAL STOCKHOLDER INFORMATION

Annual Report – Earthstone’s Annual Report is provided to all Stockholders, together with this Proxy Statement and related materials via Internet availability and can be found on our website: http://www.EarthstoneEnergy.com/2013_Meeting.php. The Annual Report is not part of the proxy solicitation materials for the Annual Meeting. In addition, a Stockholder of record may obtain a copy of Earthstone’s Annual Report on Form 10-K for the fiscal year ended March 31, 2013, without cost. To do so, please visit our website, www.EarthstoneEnergy.com/2013_Meeting.php, to submit your request. You may also call 1-800-798-6112 extension 112, or write us at info@EarthstoneEnergy.com or Investor Relations, Earthstone Energy, Inc., 633 Seventeenth Street, Suite 2320, Denver, Colorado 80202. Earthstone’s 2013 Annual Report on Form 10-K may also be accessed at SEC’s website, www.sec.gov.

Other Business – As of the date of this Proxy Statement, the Board is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, should other business properly be brought before the Annual Meeting or any adjournments or postponements thereof, the proxies will be voted thereon at the discretion of the persons acting thereunder.

PROXY EARTHSTONE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS

CONTROL ID:
REQUEST ID:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The undersigned hereby appoints Monroe W. Robertson and Ray Singleton, and each of them with the power to act without the other and with power of substitution, as proxies, to vote as designated below all of the shares of Common Stock of Earthstone Energy, Inc. that the undersigned has the power to vote at the Annual Meeting of Stockholders to be held at 621 17th Street, Suite 1120, Denver, Colorado 80202, on Wednesday, September 25, 2013, at 2:00 p.m. MDT, and any adjournment thereof. This Proxy is solicited on behalf of the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ESTE
PHONE:	Call toll free 1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF EARTHSTONE ENERGY, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1		à	FOR	WITHOLD
	Election of Directors named in the Proxy Statement*					CONTROL ID:
	Ray Singleton		☐	☐		REQUEST ID:

Proposal 2		à	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of EKS&H, LLLP as our independent registered public accounting firm		☐	☐	☐

Proposal 3		à	FOR	AGAINST	ABSTAIN
	Approved, on an advisory basis, the compensation of Earthstone’s named executive officers as disclosed in the Proxy Statement		☐	☐	☐

Proposal 4		à	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	Determine, on an advisory basis, the frequency of future advisory votes on the compensation of the Earthstone’s named executive officers		☐	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
NOTE: Ray Singleton stands for election as a Class I Director for a term of three years which expires at the Annual Meeting of Stockholders in 2016.

During the Annual Meeting of the Stockholders in 2012, Monroe W. Robertson was elected as a Class III Director for a term of three years which expires at the Annual Meetings of Stockholders in 2015. During the Annual Meeting of the Stockholders in 2011, Richard K. Rodgers and Andrew P. Calerich were elected as Class II Directors each for a term of three years which expires at the Annual Meetings of Stockholders in 2014.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If this Proxy Card contains no specific voting instructions, the shares will be voted FOR Proposal Nos. 1, 2 and 3 and FOR “EVERY 3 YEARS on Proposal No. 4.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)